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                                                                       EXHIBIT 1


         In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of Amendment No. 2 to Schedule 13D dated March 16, 2001(including amendments thereto) with respect to the common stock of Shop at Home, Inc. This joint filing agreement shall be filed as an Exhibit to such Amendment.


Date: March 22, 2001              LEGACY MEDIA PARTNERS, LLC

                                  By: Legacy Asset Management, Inc., Manager


                                  By: /s/ John F. Ray
                                      ----------------------------------------
                                        John F. Ray, President

Date: March 22, 2001              LEGACY ASSET MANAGEMENT, INC.

                                  By: /s/ John F. Ray
                                     -----------------------------------------
                                        John F. Ray, President


Date: March 22, 2001              LEGACY INVESTMENT GROUP, INC.

                                  By: /s/ Michael D. Easterly
                                      ----------------------------------------
                                        Michael D. Easterly,
                                        President and Chief Executive Officer

Date: March 22, 2001              /s/ Michael D. Easterly
                                  --------------------------------------------
                                  Michael D. Easterly

Date: March 22, 2001              /s/ W. Charles Warner
                                  --------------------------------------------
                                  W. Charles Warner

Date: March 22, 2001              /s/ John R. Jordan
                                  --------------------------------------------
                                  John R. Jordan

Date: March 22, 2001              /s/ Glenn M. Caudill
                                  --------------------------------------------
                                  Glenn M. Caudill

Date: March 22, 2001              /s/ Ronda J. Caudill
                                  --------------------------------------------
                                  Ronda J. Caudill